Exhibit 10.3

CONFIDENTIAL TREATMENT

** Confidential treatment requested on certain portions of this agreement.  An unredacted version of this agreement has been filed separately with the Securities and Exchange Commission.

THIRD AMENDMENT
TO
TOLL MANUFACTURING AGREEMENT

This Third Amendment (this “Amendment”) to the Toll Manufacturing Agreement, effective as of January 1, 2010 (the “Amendment Effective Date”), is made by and between KCI Manufacturing (“KCI”) and Avail Medical Products, Inc. (“Avail”).  Avail and KCI are referred to herein as the “Parties.”

RECITALS

WHEREAS, KCI and Avail are party to that certain Toll Manufacturing Agreement by and between KCI and Avail entered into as of December 14, 2007 and as amended by that certain Amendment to Toll Manufacturing Agreement dated as of July 31, 2008 and that certain Second Amendment to Toll Manufacturing Agreement effective as of April 1, 2009 (the “Toll Agreement”); and

WHEREAS, the Parties wish to further amend the Toll Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
As of the Amendment Effective Date, Exhibit A of the Toll Agreement is hereby deleted in its entirety and Exhibit A, Procurement Services Fees, attached hereto, shall be substituted in lieu thereof.  As of the Amendment Effective Date, Exhibit B of the Toll Agreement is hereby deleted in its entirety and Exhibit B, Processing Services Fees, attached hereto, shall be substituted in lieu thereof.

2.	Avail shall issue to KCI a quarterly rebate [***] as applicable.
Except as expressly amended by this Amendment, the Toll Agreement shall remain in full force and effect.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment effective as of the Amendment Effective Date set forth herein.

CONFIDENTIAL TREATMENT

** Confidential treatment requested on certain portions of this agreement.  An unredacted version of this agreement has been filed separately with the Securities and Exchange Commission.

KCI MANUFACTURING		AVAIL MEDICAL PRODUCTS, INC.

By:	/s/ John Elwood	By:	/s/ Daniel C. Croteau
Name:	John Elwood	Name:	Daniel C. Croteau
Title:	V.P. Global Marketing	Title:	President

CONFIDENTIAL TREATMENT

** Confidential treatment requested on certain portions of this agreement.  An unredacted version of this agreement has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

PROCUREMENT SERVICES FEES

KCI P/N	DESCRIPTION	AVAIL PART NO.	SELL PRICE

[***]

CONFIDENTIAL TREATMENT

** Confidential treatment requested on certain portions of this agreement.  An unredacted version of this agreement has been filed separately with the Securities and Exchange Commission.

EXHIBIT B

PROCESSING SERVICES FEES

KCI PART NO.	AVAIL PART NO.	DESCRIPTION	RM SELL PRICE	TOLLING FEE	TOTAL PRICE

[***]

CONFIDENTIAL TREATMENT

** Confidential treatment requested on certain portions of this agreement.  An unredacted version of this agreement has been filed separately with the Securities and Exchange Commission.

EXHIBIT C

REBATE SCHEDULE

2010 Annual Projected Order Volume	Rebate Rate
[***]	[***]